Exhibit 99.1

JOSEPH CHLAPATY ANNOUNCES INTENTION TO RETIRE AS CEO OF ADS

HILLIARD, Ohio – (March 7, 2017) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that Joseph A. Chlapaty has communicated to the Board of Directors his intention to retire as the Company’s President, Chief Executive Officer, and Chairman of the Board by the end of calendar year 2017. As part of the Company’s succession plan, the Board has created a search committee and has hired recruiting firm Korn Ferry (NYSE: KFY) to identify and evaluate both internal and external candidates to succeed Mr. Chlapaty. Mr. Chlapaty will remain as President, CEO and Chairman of the Board throughout the search process to ensure an orderly transition.

“It has been my honor and privilege to have served ADS over the past thirty seven years,” Mr. Chlapaty said. “As I journey towards my 72nd birthday and look to the bright future of ADS, I believe the timing is right to begin planning for new leadership for our Company. Importantly, this announcement comes at a time when ADS is very well positioned for the future. We continue to lead the industry with our complete water management solutions. We have a highly capable management team, tremendous talent across our organization and are in a strong financial position. Since our founding in 1966, our products have been instrumental in revolutionizing water management, beginning with the American agricultural industry to the construction and infrastructure markets we serve today. And while our Company’s success to date has been impressive, I believe the best days are still ahead for ADS, and I intend to maintain a significant ownership position in the Company. Finally, I would like to thank all of our employees, customers, advisors and shareholders for the incredible support I have received from them over the years.”

C. Robert Kidder, ADS’ lead independent director commented, “We are grateful to Joe for his valued leadership and the many contributions he has made to ADS’ success and growth over the years. Under Joe’s leadership, ADS has grown from a small, private company with $50 million in sales to an industry leader with an exceptionally strong brand and more than $1.2 billion in sales across multiple end markets and geographies. His thorough knowledge of all facets of our business and operations and his deep understanding of our history, culture and the markets we serve were instrumental in shaping ADS to what it is today.”

ADVANCED DRAINAGE SYSTEMS, INC.     4640 TRUEMAN BOULEVARD,     HILLIARD, OH 43026   TEL: 614 / 658-0050   800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

Joseph A. Chlapaty joined ADS in 1980 and has served as Chairman of the Board since 2008, Chief Executive Officer since 2004 and President since 1994. From 1980 to 1994, Mr. Chlapaty served as our Vice President and Chief Financial Officer. Before joining ADS, Mr. Chlapaty served as Corporate Accounting Manager, Assistant Treasurer, and Treasurer for Lindberg Corporation and prior to that was with Arthur Andersen LLP. Mr. Chlapaty serves on the advisory board to Fifth Third Bank of Columbus, and is also a member or former member of several not-for-profit boards, including Nationwide Children’s Hospital, KIPP Journey Academy, Ohio Foundation of Independent Colleges, the University of Dubuque and Marietta College. Mr. Chlapaty holds a bachelor’s degree in Business Administration from the University of Dubuque and an MBA from DePaul University.

About ADS

Advanced Drainage Systems (ADS) is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of 63 manufacturing plants and 31 distribution centers. To learn more about the ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely

ADVANCED DRAINAGE SYSTEMS, INC.     4640 TRUEMAN BOULEVARD,     HILLIARD, OH 43026   TEL: 614 / 658-0050   800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods, any further delay in the filing of any filings with the SEC; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Michael Higgins

Director-Investor Relations and Business Strategy

614-658-0050

Mike.Higgins@ads-pipe.com

ADVANCED DRAINAGE SYSTEMS, INC.     4640 TRUEMAN BOULEVARD,     HILLIARD, OH 43026   TEL: 614 / 658-0050   800 / 733-7473

HTTP://WWW.ADS-PIPE.COM